Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned officer of Astralis, Ltd. (the "Company"), certifies that:

(1) the Annual Report on Form 10-KSB of the Company for the three and twelve month periods ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 21, 2006                         /s/ Michael Garone
                                              ----------------------------------
                                              Michael Garone
                                              Interim Chief Executive Officer,
                                              Interim President,
                                              Chief Financial Officer

      This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.